United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: November 9, 2021
(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)

(858) 284-5000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
1.125% Notes due 2027	O27A	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange
1.750% Notes due 2033	O33A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On November 9, 2021, Realty Income Corporation (the “Company”) completed its previously announced debt exchange offers (the “Exchange Offers”) to exchange all validly tendered and accepted 4.600% Notes due 2024 (the “VEREIT 2024 Notes”), 4.875% Notes due 2026 (the “VEREIT 2026 Notes”), 3.950% Notes due 2027 (the “VEREIT 2027 Notes”), 4.625% Notes due 2025 (the “VEREIT 2025 Notes”), 3.100% Notes due 2029 (the “VEREIT 2029 Notes”), 3.400% Notes due 2028 (the “VEREIT January 2028 Notes”), 2.200% Notes due 2028 (the “VEREIT June 2028 Notes”) and 2.850% Notes due 2032 (the “VEREIT 2032 Notes” and together with the VEREIT 2024 Notes, VEREIT 2026 Notes, VEREIT 2027 Notes, VEREIT 2025 Notes, VEREIT 2029 Notes, VEREIT January 2028 Notes and VEREIT June 2028 Notes, the “VEREIT Notes”), issued by VEREIT Operating Partnership, L.P. (“VEREIT”), a wholly owned subsidiary of the Company, for new Notes issued by the Company (as described below). Pursuant to the Exchange Offers, the aggregate principal amounts of the VEREIT Notes set forth below were tendered and subsequently cancelled:

i.	U.S.$ 485,300,000 aggregate principal amount of VEREIT 2024 Notes;
ii.	U.S.$ 595,759,000 aggregate principal amount of VEREIT 2026 Notes;
iii.	U.S.$ 594,146,000 aggregate principal amount of VEREIT 2027 Notes;
iv.	U.S.$ 544,229,000 aggregate principal amount of VEREIT 2025 Notes;
v.	U.S.$ 596,883,000 aggregate principal amount of VEREIT 2029 Notes;
vi.	U.S.$ 597,979,000 aggregate principal amount of VEREIT January 2028 Notes;
vii.	U.S.$ 497,120,000 aggregate principal amount of VEREIT June 2028 Notes; and
viii.	U.S.$ 699,533,000 aggregate principal amount of VEREIT 2032 Notes.

Following such cancellation, $24,351,000 aggregate principal amount of VEREIT Notes remain outstanding across the eight series. Concurrently with settlement of the Exchange Offers, VEREIT entered into the third supplemental indenture, dated as of November 9, 2021 (the “Third Supplemental Indenture”), by and among VEREIT, Rams MD Subsidiary I, Inc. (f/k/a VEREIT, Inc.) and U.S. Bank National Association, as trustee, and, with respect to each series of VEREIT Notes that remained outstanding, amended the indenture governing the VEREIT Notes to, among other things, eliminate substantially all of the restrictive covenants in such indenture.

The foregoing summary of the Third Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Third Supplemental Indenture, a copy of which is filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

Item 2.03.	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

In connection with the settlement of the Exchange Offers, the Company issued (i) $ 485,299,000 aggregate principal amount of 4.600% Notes due February 6, 2024 (the “2024 Notes”), (ii) $ 595,756,000 aggregate principal amount of 4.875% Notes due June 1, 2026 (the “2026 Notes”), (iii) $ 594,019,000 aggregate principal amount of 3.950% Notes due August 15, 2027 (the “2027 Notes”), (iv) $ 544,226,000 aggregate principal amount of 4.625% Notes due November 1, 2025 (the “2025 Notes”), (v) $ 596,174,000 aggregate principal amount of 3.100% Notes due December 15, 2029 (the “2029 Notes”), (vi) $ 597,795,000 aggregate principal amount of 3.400% Notes due January 15, 2028 (the “January 2028 Notes”), (vii) $ 497,079,000 aggregate principal amount of 2.200% Notes due June 15, 2028 (the “June 2028 Notes”) and (viii) $ 699,188,000 aggregate principal amount of 2.850% Notes due December 15, 2032 (the “2032 Notes” and together with the 2024 Notes, 2026 Notes, 2027 Notes, 2025 Notes, 2029 Notes, January 2028 Notes and June 2028 Notes, the “Notes”) pursuant to the indenture, dated October 28, 1998, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”) in exchange for the validly tendered and accepted VEREIT Notes.

Prior to the applicable par call date, the Notes of each series will be redeemable, at any time in whole or from time to time in part, at the option of the Company at a redemption price equal to the greater of: (a) 100% of the principal amount of the Notes of such series to be redeemed, and (b) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes of such series to be redeemed (exclusive of interest accrued to the applicable redemption date), assuming that the Notes of such series matured and that accrued and unpaid interest on the Notes of such series was payable on the applicable par call date (or, solely with respect to the 2024 Notes, February 6, 2024), discounted to such redemption date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate (as defined in the Notes) plus the number of basis points applicable to such series of Notes, plus, in the case of both clauses (a) and (b) above, accrued and unpaid interest on the principal amount of the Notes of the such series being redeemed to such redemption date.

Upon the occurrence of a Change of Control Triggering Event solely with respect to the 2026 Notes (as defined in the 2026 Notes), each holder of outstanding 2026 Notes will have the right to require the Company to purchase all or a portion of such holder’s 2026 Notes at a purchase price of 101% of the principal amount plus accrued and unpaid interest, if any, to the date of purchase, unless the Company has earlier redeemed or delivered a valid notice of redemption with respect to all of the outstanding 2026 Notes as described above.

Each of the following constitutes an event of default under the Indenture with respect to any series of Notes: (1) default for 30 days in the payment of any installment of interest on any debt security of that series; (2) default in the payment of the principal of (or premium, if any, on) any debt security of that series when due, whether at stated maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise;

(3) default in the deposit of any sinking fund payment, when and as due by the terms of any debt security of that series; (4) default in the performance of any of the Company’s other covenants contained in the Indenture or in any debt security of that series (other than a covenant added to the Indenture solely for the benefit of a series of debt securities issued thereunder other than that series), which continues for 60 days after written notice is given to the Company by the trustee or to the Company and the trustee by the holders of at least 25% in principal amount of the outstanding debt securities of that series; (5) default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or any of its Subsidiaries (as defined in the Indenture) (including obligations under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles, but not including any indebtedness or obligations for which recourse is limited to property purchased) in an aggregate principal amount in excess of $25,000,000 or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any of its Subsidiaries (including such leases, but not including such indebtedness or obligations for which recourse is limited to property purchased) in an aggregate principal amount in excess of $25,000,000, whether the indebtedness exists at the date of the relevant indenture or shall thereafter be created, which default shall have resulted in the indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable or which default shall have resulted in the obligation being accelerated, without the acceleration having been rescinded or annulled; (6) certain events of bankruptcy, insolvency or reorganization with respect to the Company or any of its Significant Subsidiaries (as defined in the Indenture); or (7) any other event of default provided with respect to a particular series of debt securities.

The Indenture includes requirements that must be met if the Company consolidates or merges with, or sells all or substantially all of the Company’s assets to, another entity.

The foregoing summary is qualified in its entirety by reference to the text of the Indenture, a copy of which is incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 001-13374) filed on October 28, 1998, and the Notes, forms of each series of which are attached as Exhibits 4.2, 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No	Description

4.1	Third Supplemental Indenture, dated as of November 9, 2021, by and among VEREIT Operating Partnership, L.P., Rams MD Subsidiary I, Inc. (f/k/a VEREIT, Inc.) and U.S. Bank National Association, as trustee.

4.2	4.600% Notes due February 6, 2024.

4.3	4.625% Notes due November 1, 2025.

4.4	4.875% Notes due June 1, 2026.

4.5	3.950% Notes due August 15, 2027.

4.6	3.400% Notes due January 15, 2028.

4.7	2.200% Notes due June 15, 2028.

4.8	3.100% Notes due December 15, 2029.

4.9	2.850% Notes due December 15, 2032.

104	The Form 8-K cover page, formatted in Inline Extensible Business Reporting Language and included as Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY INCOME CORPORATION

Date:	November 15, 2021	By:	/s/ Michelle Bushore
Michelle Bushore
Executive Vice President, Chief Legal Officer, General Counsel and Secretary